UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 3, 2012

ECOLOGY COATINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-91436	26-0014658
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(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24663 Mound Road
Warren, Michigan 28091
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(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:

586-486-5308

(Former Name or Former Address, if Changed Since Last Report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers.

On September 28, 2012, Nick DeMiro resigned from our Board of Directors.  His resignation letter is attached as an Exhibit to this Current Report.

Item 9.01. Financial Statements and Exhibits

Exhibit Number                                                                Description

10.6                                                                                     Nick DeMiro’s resignation letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOLOGY COATINGS, INC.

DATE:  October 3, 2012                                                                By:  /s/ Daniel V. Iannotti
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Daniel V. Iannotti
Vice President, General Counsel and
Secretary